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                            BUSINESS PROPERTY LEASE

          THIS LEASE, executed this 25 day of March, 1997 between WASHINGTON GARDENS, INC., a Florida corporation ("Lessor") and BEGARE ENTERPRISES, INC. a Florida corporation ("Lessee").

          WITNESSETH: The Lessor, for and in consideration of the rent herein reserved to be paid by the Lessee, and in consideration of the covenants herein to be kept and performed by the Lessee, does hereby lease and demise unto the Lessee the following described premises (the "premises") situated in the City of Miami Beach, County of Dade, State of Florida:

                             1505 Washington Avenue
                             Miami Beach, Florida 33139

TO HAVE AND TO HOLD the premises unto the Lessee, from the 1st day of April, 1997, to and including the 31st day of March, 2007, the Lessee yielding and paying to the Lessor the following rental:

          A. There is no rent due for the months of April and May, 1997.

          B. $2,000 plus $130 sales tax simultaneously herewith representing the rent for the month of June, 1997 receipt of which is acknowledged by Lessor.

          C. $2,000 on July 1, 1997 and $2,000 on the first day of each month thereafter up to and including March 1, 1998.

          D. $2,080 on April 1, 1998 and $2,080 on the first day of each month thereafter up to an including March 1, 1999.

          E.       $2,163.20 on April 1, 1999 and $2,163.20 on the first day
                   of each month thereafter up to an including March 1, 2000.

          F.       $2,249.73 on April 1, 2000 and $2,249.73 on the first day
                   of each month thereafter up to an including March 1, 2001.

          G.       $2,339.72 on April 1, 2001 and $2,339.72 on the first day
                   of each month thereafter up to an including March 1, 2002.

          H.       $2,433.31 on April 1, 2002 and $2,433.31 on the first day
                   of each month thereafter up to an including March 1, 2003.

          I.       $2,530.46 on April 1, 2003 and $2,530.46 on the first day
                   of each month thereafter up to an including March 1, 2004.


          J.       $2,631.68 on April 1, 2004 and $2,631.68 on the first day
                   of each month thereafter up to an including March 1, 2005.

          K.       $2,736.95 on April 1, 2005 and $2,736.95 on the first day
                   of each month thereafter up to an including March 1, 2006.

          L.       $2,846.43 on April 1, 2006 and $2, 846.43 on the first
                   day of each month thereafter up to an including March 1, 2007.

          Lessee shall also pay, as additional rent, all sales or use or excise tax imposed, levied or assessed against the rent or any other charge or payment required hereby any governmental authority

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having jurisdiction thereover, even though the taxing statute or ordinance may purport to impose such sales tax against the Lessor. The payment of sales tax shall be made by Lessee on a monthly basis, concurrently with payment of the fixed minimum annual rental.

          The Lessee agrees to keep, conform to and abide by each of the following covenants which are hereby made conditions of this Lease:

          1. To pay the rent set forth herein in advance, at the times and in the manner aforesaid, and should the rent herein provided at any time remain unpaid after same shall become due, the Lessor shall have such remedies as may be granted pursuant to the laws of the State of Florida. All rent payments shall be made to the Lessor at the office of the Lessor, located at 1228 Alton Road, Miami Beach, Florida 33139 or at such other place as the Lessor may, from time to time, designate in writing. In addition, Lessee agrees to pay a late charge of five (5%) percent of the amount of any rental payment or other monetary payment due hereunder which is not paid within five (5) days after its due date.

          2. To pay all charges for electricity and other illuminent and power and water and sewage used upon and in connection with the premises, not more than ten (10) days after the same shall become due and payable. To pay Lessee's Proportionate Share of cost of garbage collection used upon and in connection with the building of which the premises is a part ("Building") simultaneously with and on the dates rental payments are due and payable. "Lessee's Proportionate Share" as used herein means 20%. Lessee may elect to arrange for its own garbage and trash collection and to pay for it independent of the other tenants in the Building. In such event Lessee will not be required to pay its proportionate share of the cost of garbage collection.

          3. Not to assign the Lessee's interest in this Lease, nor underlet the whole or any part of the premises, nor to use the same for any purpose other than the sale of food and beverage without first having obtained the written consent to such assignment or underletting, or to such change of purpose for the use of the premises, from the Lessor, and the Lessee further covenants that the premises will not be used for (i) any purpose that will invalidate any policies of insurance now or hereafter written on the building on which the premises are located, or will increase the rate of premium thereof
(ii) a grocery store or (iii) a bakery. Lessor agrees that it will not unreasonably withhold or delay its consent to any of the matters set forth in this paragraph 3.

          4. To use the premises in pursuance with all laws and ordinances now or hereinafter applicable; also to exercise all reasonable care in the use of halls, stairs, corridors, toilets and other fixtures and parts of the premises used in common with other tenants in said building which may be necessary for the preservation of the property and comfort of the other tenants.

          5. Not to permit or suffer any noise, disturbance or nuisance whatsoever on the premises detrimental to same or annoying to the neighbors. Lessee acknowledges that Lessee is familiar with the condition of the premises and is taking it in its present "as is" condition; and that no representations as to the condition of the premises have been made by the Lessor, or the Lessor's agent, and that no obligation as to the repairing, adding to, or improving the premises has been assumed by the Lessor, and that no oral arrangements have been entered into in consideration of making this obligation of both parties hereto.

          6. To keep the interior of the premises in good during the continuation of the term herein demised, and every part thereof, including the plumbing, doors and windows, and awnings, if any (which said awnings, if any, the Lessor shall not be called

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upon to furnish or replace during the term of the Lease), and will keep the same in good, sound, clean condition and repair, ordinary wear and tear, fire, hurricane or other act of God alone excepted, and will not suffer or permit any strip or waste of the premises, and the Lessee shall within ten (10) days after entry and occupancy of the premises cause to be written a policy of plate glass insurance in a company to be approved by the Lessor, insuring all of the plate glass in the premises, which said policy will bear an endorsement thereon, naming the Lessor as the party to whom all payments that may accrue from said policy of insurance shall be payable and should the Lessee fail and omit to cause said policy of insurance to be written, and should the Lessor waive Lessor's option to cancel this Lease for breach of this covenant, then, and in that event, the Lessee shall be responsible for any breakage that may occur from any cause whatsoever to the plate glass windows, and agrees to replace the same at Lessee's cost. If the Lessee desires to furnish awnings, he shall first obtain the written approval of the Lessor as to style, color and quality of material.

          7. Not to make any alterations or changes in the premises without the written consent of the Lessor, and all additions, fixtures, or improvements, except only store and office furniture and fixtures which shall be readily removable without injury to the premises, shall be and remain a part of the premises at the expiration of this Lease. Provided, however, Lessor hereby consents to the changes Lessee desires to make in order to use the premises for Lessee's intended purpose so long as such changes are lawful and permitted by the City of Miami Beach.

          8. To permit the Lessor, or the Lessor's agent, at any reasonable time, to enter and inspect the premises, and make repairs, if in the Lessor's sole judgment, the Lessor should elect to do so.

          9. If the Lessee shall not pay the rents herein reserved at the time and in the manner stated, or shall fail to keep and perform any other condition, stipulation or agreement herein contained, on the part of the Lessee to be kept and performed, or if the Lessee shall suffer to be filed against the Lessee an involuntary petition in bankruptcy or shall be adjudged a voluntary or involuntary bankrupt or make an assignment for the benefit of creditors, or should there be appointed a Receiver to take charge of the premises either in the State or Federal courts, or if the Lessee shall vacate or abandon the premises prior to the end of the term hereof, then, in any such events, the Lessor may, at the Lessor's option, terminate and end this Lease and re-enter upon the premises, whereupon the term hereby granted, and at the Lessor's option, all of the Lessee's right, title and interest in this Lease shall end and the Lessee shall become a tenant at sufferance; or else the Lessor may, at the Lessor's option, elect to declare the entire rent for the balance of the term, or any part thereof, due and payable forthwith, and may proceed to collect the same by distress or otherwise, and thereupon the term hereof shall terminate, at the option of the Lessor, or else the Lessor may take possession of the premises and rent the same for the account of the Lessee. The exercise of any options herein contained shall not be deemed to be exclusive and the Lessor shall at all times in the event of the Lessee's default hereunder, have such remedies as may be provided by the laws of the State of Florida; the expression "entire rent for the balance of the term" as used herein, shall mean all of the rent prescribed to be paid by the Lessee unto the Lessor for the full term of the Lease, less, however, any payments that shall have been made on account of any rent due pursuant to the terms of the Lease.

          10. If the Lessee shall abandon, vacate or remove the major portion of the goods, wares and merchandise usually kept on the premises when the same is open for business and shall cease doing business in the premises, then, at the option of the Lessor, this

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Lease shall immediately terminate, and all payments made by the Lessee shall be retained by the Lessor as payment in full for the period of time the premises are occupied by the Lessee and the Lessee shall not be entitled to any monies so paid by him, even though such payment is for time subsequent to such closing of the premises and removal of goods, wares and merchandise.

          11. The Lessee pledges with and assigns unto the Lessor all the furniture and fixtures, goods and chattels of the Lessee (collectively "Personally"), which may be brought or put on the premises, as security for the payment of the rent herein reserved, and agrees that the Lessor's lien for the payment of said rent may be enforced by distress, foreclosure or otherwise, at the option of the Lessor, and the Lessee agrees that such lien is granted to the Lessor and vested in the Lessor. Lessor agrees that it will subordinate (or waive, if required by the lender) its lien and its statutory lien on Lessee's Personalty in favor of any lender or retain title holder who furnishes financing for the purchase or acquisition of Lessee's Personalty.

          12. In the event the premises, or any part thereof, shall at any time be destroyed or so damaged by fire other elements so as to be unfit for occupancy or use by the Lessee, then and in that event, the Lessor shall have the option to terminate this Lease or to repair and rebuild the premises, waiving rents hereby reserved, or a fair and just proportion thereof, according to the damage sustained, until the premises are reinstated and made fit for occupancy and use; and in the event the Lessor elects to exercise the option to repair and rebuild, the same shall be done and completed within a reasonable time.

          13. Except for Lessor's negligence, the Lessee takes all risk of any damage to the Lessee's property that may occur by reason of water or the bursting or leaking of any pipes or waste water about the premises, or from any act of negligence of any co-tenant or occupants of the building, or any other person, or fire, or hurricane, or other act of God, or from any cause whatsoever.

          14. The Lessee shall not attach any signs to the premises, or place any lettering on the plate glass windows, unless such signs, and such lettering, are in compliance with applicable laws and codes.

          15. If the Lessee shall occupy the premises with or without the consent of the Lessor after the expiration of this Lease, and the rent is accepted from the Lessee during such period, such occupancy and payment shall be construed as an extension of this Lease on a month-to-month basis only from the date of such expiration, unless other terms of such extension are endorsed hereon in writing and signed by the parties hereto.

          16. The Lessee shall indemnify and save harmless the Lessor from and against any and all claims, suits; actions, damages and/or causes of action arising during the term of this Lease for any personal injury, loss of life and/or damage to property sustained in or about the premises arising out of the Lessee's occupancy thereof or caused by the Lessee~s negligence, and from and against any orders, judgments, and/or decrees which may be entered thereon, and from and against all costs, counsel fees, expenses and liabilities incurred in and about the defense of any such claim and the investigation thereof.

          17. The Lessee agrees that this Lease shall be subject and subordinate to any mortgage or deed of trust presently encumbering the premises, or which may hereafter be made on account of any proposed loan to be placed on the premises by the Lessor to the full extent of all debts and charges secured thereby, and to any renewals and extensions of all or any part thereof, which the Lessor may thereafter at any time elect to place on the premises, and the Lessee agrees upon request to hereafter execute any

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document which the Lessor may deem necessary to accomplish that end, and in default of the Lessee's so doing, the Lessor is hereby empowered to execute such document in the name of the Lessee and as the act and deed of the Lessee and this authority is declared to be coupled with an interest and not revocable.

          18. At the expiration of the term hereof, the Lessee shall quietly and peaceably deliver the premises to the Lessor in the same repair and condition in which they were received, ordinary wear and tear excepted. No estate for years is created by this Lease.

          19. The Lessor hereby covenants with the Lessee that, upon the performance of the Lessee of all the conditions hereinabove set forth on the part of the Lessee to be kept and performed, the Lessee may quietly have, hold, occupy and use the premises.

          20. The Lessor covenants that Lessor will keep the exterior roof and walls of the building in which premises are situated, in good repair. The Lessee shall give to the Lessor seven (7) days written notice of needed repairs, and the Lessor shall have a reasonable time thereafter within which to commence said repairs.

          21. The terms Lessor and Lessee as herein contained shall include the singular and/or plural, masculine, feminine, and/or neuter, and heirs, successors, personal representatives and/or assigns of the parties hereto.

          22. The failure of the Lessor in one or more instances to insist upon strict performance or observance of one or more of the covenants or conditions hereof or to exercise any remedy, privilege or option herein conferred upon or reserved to the Lessor, shall not operate or be construed as a relinquishment or waiver for the future of such covenant or condition or of the right to enforce the same or to exercise such privilege, option, or remedy, but the same shall continue in full force and effect. The receipt by the Lessor of rent, or additional rent, or any other payment required to be made by the Lessee, or any part thereof, shall not be a waiver of any other additional rent or payment then due, nor shall such receipt, though with knowledge of the breach of any covenant or condition hereof, operate as or be deemed to be a waiver of such breach, and no waiver by the Lessor of any of the provisions hereof, or any of the Lessor's rights, remedies, privileges or options hereunder shall be deemed to have been made unless made by the Lessor in writing. If the Lessor shall consent to the assignment of this Lease or to a subletting of all or a part of the premises, no further assignment or subletting shall be made without the written consent of the Lessor first obtained. No surrender of the premises for the remainder of the term hereof shall be valid unless accepted by the Lessor in writing.

          23. The Lessee agrees to carry public liability insurance during the term of this Lease, covering the premises, which insurance shall name an insurer qualified to do business within the State of Florida and satisfactory to the Lessor. Such insurance shall name the Lessor as an insured and shall be in limits of not less than ONE MILLION ($1,000,000.00) DOLLARS for any one person; ONE MILLION ($1,000,000.00) DOLLARS for any one accident; and FIFTY THOUSAND ($50,000.00) DOLLARS for property damage. The Lessee agrees to furnish the Lessor with copies of such policies or endorsements thereto, and satisfactory proof that the premiums for such policies have been paid, upon demand by the Lessor.

          24. Lessor hereby acknowledges receipt from Lessee of the sum of FIVE THOUSAND ($5,000.00) DOLLARS which sum shall held by Lessor without liability for interest as security for the faithful performance by Lessee of all of the terms and conditions of this Lease. In the event Lessee defaults under any of the terms and conditions of this Lease Lessor may, at Lessor's option, apply the above security, or so much thereof as may be necessary, to

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compensate Lessor for any loss or damages sustained by Lessor due to such default on the part of Lessee, and Lessee shall forthwith upon demand restore said security to the original sum deposited. Upon expiration of this Lease, said security shall be returned in full to Lessee, provided this Lease is in good standing and no outstanding defaults exist hereunder.

          25. Lessee may at its option terminate this lease on April 1, 2002 by giving notice of such termination to Lessor on or before December 31, 2001. Upon the giving of such notice this lease will terminate at midnight March 31, 2002 and Lessor and Lessee will be relieved of all obligations hereunder accruing after such dated. Failure of Lessee to exercise the option timely shall mean conclusively that this lease will continue for the full term.

          26. Should any mechanics' or other liens be filed against the premises or any part thereof for any reason whatsoever by reason of Lessee's acts or omissions or because of a claim against Lessee, Lessee shall cause the same to be canceled and discharged, of record, by bond or otherwise within twenty (20) days after the filing of such lien. The interest of the Lessor shall not be subject to liens for improvements made by the Lessee.

          27. Lessee agrees to abide by all of the following rules and regulations: (a) All deliveries or shipments of any kind to and from the premises, including loading and unloading of goods, shall be made only by way of the rear of the premises or at any other location within the building area designated by Lessor, and only at such times during business hours designated for such purpose by Lessor; (b) garbage and refuse shall be kept in the kind of container specified by Lessor and shall be placed at the location designated by Lessor, for collection at the times specified by Lessor; (c) the outside areas immediately adjoining the premises shall be kept clean and free from dirt and rubbish by Lessee, and Lessee shall not place, suffer or permit any obstructions or merchandise in such areas; (d) plumbing facilities shall not be used for any purpose other than that for which they are constructed, and no foreign substance of any kind shall be thrown therein; (e) Lessee shall use, at Lessee~s cost, a pest extermination contractor for the premises at such intervals as Lessor may require.

          28. In the event of any litigation or lawsuit between Lessor and

Lessee for any matter arising as a result of this lease, the prevailing party shall be entitled to recover from the other party the prevailing party's reasonable attorney fees and court costs as the same may be determined by the court having jurisdiction of the matter.

          29. Lessee agrees during the term of this Lease to pay its Proportionate Share of all ad valorem real estate taxes, special or general assessments and governmental charges of any kind or nature whatsoever levied or assessed against the Building (hereinafter collectively referred to as "Taxes"). Lessee also agrees to pay its Proportionate Share of premiums for fire and extended coverage insurance, liability insurance and flood insurance maintained by the Lessor for the Building ("Insurance Premiums"). Lessee's Proportionate Share is 11.11 percent. Upon request of Lessee, Lessor will furnish to Lessee copies of Tax Bills and Insurance Premium Invoices. If Lessee shall fail to pay any Taxes or Insurance Premiums required to be paid by Lessee hereunder, in addition to any other remedies provided herein, Lessor may, if it so elects, pay Lessee's Proportionate thereof. Any sums which Lessee fails to pay shall be deemed to be additional rental due from Lessee entitling Lessor to all rights and remedies available to Lessor for Lessee's failure to pay rent.

          30. Lessee agrees that the premises will not be used for the storage or disposition of hazardous waste and toxic materials in violation of any applicable laws or ordinances. In the event Lessee

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violates the foregoing covenant, Lessee will be responsible for and will pay for the cost of any remediation and will hold Lessor harmless from any fines or costs in connection therewith.

          31. Radon is a naturally occurring radioactive gas that, when it is accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of Radon that exceed Federal and State guidelines have been found in buildings in Florida. Additional information regarding Radon and Radon testing may be obtained from your County Public Health Unit.

          32. During the term of this Lease and at no additional cost or expense to the Lessee, Lessor hereby gives and grants to Tenant the right to place tables and chairs in the patio east of and directly behind the demised premises. Lessee agrees that it will keep the patio area clean and sanitary and sightly during the time that it is using the patio.

          33. Notice shall be deemed properly given hereunder when made in writing and deposited in the United States certified or registered mails, with sufficient postage prepaid thereon to carry it to its addressed destination; and the said notices shall be addressed as follows:

          For the Lessor:                Washington Gardens, Inc.
                                         1228 Alton Road
                                         Miami Beach, Florida 33139


          With a copy to:                Leo Rose, Jr., Esq.
                                         Therrel Baisden & Meyer Weiss
                                         1111 Lincoln Road
                                         Suite 500
                                         Miami Beach, Florida 33139


          For the Lessee:




or to such other address as shall from time to time be supplied in writing by any party to the other.

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          IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year stated above.

Signed, sealed and delivered
in the presence of:

                                                LESSOR:

                                                WASHINGTON GARDENS INC.,
                                                a Florida corporation

/s/ Samuel Blum                                 By: /s/ James Resnick
---------------------                              -----------------------
Witness #1 Signature
Samuel Blum                                     Its:      V.P.
---------------------                               ----------------------
(Print Name)                                         James Resnick
                                                --------------------------
/s/ Donna Ashby                                 (Print Name)
---------------------
Witness #2 Signature
 Donna Ashby                                    LESSEE:
---------------------
(Print Name)                                    BEGARE ENTERPRISES, INC.,
                                                a Florida corporation

/s/ Samuel Blum                                 By:  /s/ Sheldon Golumbia
---------------------                              -----------------------
Witness #1 Signature
Samuel Blum                                     Its:   Pres.
---------------------                               ----------------------
(Print Name)                                    Sheldon Golumbia
                                                --------------------------
/s/ Donna Ashby                                 Print Name
---------------------
Witness #2 Signature
Donna Ashby
---------------------
(Print Name)

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